UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 19, 2004

                              EVOLVE ONCOLOGY, INC.
                        (formerly known as ONTHERA, INC.)
             (Exact name of registrant as specified in its charter)

            DELAWARE                                              13-4047693
            --------                                             ------------
 (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

        151 South Ferry Quay
       Liverpool, Merseyside                                       L3 4EW
--------------------------------------                           ---------
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number +44 (0) 151 707 7898

This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Evolve Oncology Inc. Financial Statements

Balance Sheet as of February 2, 2004 Statements of Operations for the Period Ended February 2, 2004

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of  February 2, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     May 04, 2004                                      Evolve Oncology Inc.
       -------------------                                  --------------------
                                                                (Registrant)


                             /s/
                             ----------------------
                             Ian Warwick
                             President

                              EVOLVE ONCOLOGY, INC
                                  BALANCE SHEET


                                                Feb 2, 2004       Feb 28, 2003
                                                 Unaudited
                                               ------------      ------------
ASSETS

Current assets                                 $        327      $          0
Accounts receivable                                       0         1,497,531
Inventories                                               0             3,825
Prepaid expenses and other assets                         0           130,192
                                               ------------      ------------
Total current assets                                    327         1,631,548

Property and equipment - net                              0            31,237

Other assets, net                                17,082,151           739,990
                                               ------------      ------------
TOTAL ASSETS                                     17,082,478         2,402,775
                                               ============      ============

Current liabilities
Bank overdraft                                            0         1,081,732
Short term debt                                           0           154,430
Accounts payable                                    199,975           450,077
Accrued liabilities                                      25           295,162
Current maturities of obligations                         0                 0
under capital leases
                                               ------------      ------------
                                                    200,000         2,001,401

OTHER LIABILITIES
Long term maturities of obligations
under capital leases                                      0                 0
Long term debt                                            0         2,223,243
                                               ------------      ------------
                                                    200,000         4,224,664

STOCKHOLDERS' EQUITY

Common stock, authorized 25,000,000
  shares of $0.001 par value;
  Issued and outstanding 21,431,492 shares           21,431            15,687

Additional paid-in capital                       17,706,326         2,643,951
Accumulated deficit                                (837,146)       (4,354,831)
Accumulated other comprehensive
  income                                             (8,133)         (126,676)
                                               ------------      ------------
Total stockholders' deficit/surplus              16,882,478        (1,821,869)
                                               ------------      ------------
Total liabilities and stockholders'              17,082,478         2,402,775
deficit                                        ============      ============


The accompanying accounting policies and notes form an integral part of these financial statements.

                              EVOLVE ONCOLOGY, INC
                             STATEMENT OF OPERATIONS


                                              Period             Year
                                              ended              ended
                                            February 2,       February 28,
                                               2004              2003
                                            Unaudited
                                           ------------      ------------

Net sales                                  $          0      $          0

Cost of goods sold                                    0                 0

Gross profit                                          0                 0

Operating expenses:

General and administrative expenses             505,681           114,378

Research and development                        150,000            67,088

Loss from operations                           (655,681)         (181,465)

Interest expense                                      0                 0

NET LOSS                                       (655,681)         (181,465)

Net loss attributable to common shares         (655,681)         (181,465)


Net loss per common share
  Basic and diluted                              (0.039)          (907.33)

Weighted average common
  shares outstanding                         16,756,492               200



The accompanying accounting policies and notes form an integral part of these financial statements.

                              EVOLVE ONCOLOGY INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (Unaudited)


                                                                  From
                                                               Inception
                                                          To February 29, 2004
                                                          --------------------

CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Profit/Loss)                                                $(837,146)

Changes in Operating Assets and Liabilities
Accounts Payable                                                  199,975
Accrued Liabilities                                                    25
                                                                ---------
Total Adjustments                                                 200,000
                                                                ---------
Net Cash used in Operating Activities                            (637,146)

Effect of exchange rate fluctuations                               (8,133)


CASH FLOWS FROM FINANCING ACTIVITIES:

Issue of Common Stock                                              21,431
Additional Paid in Capital                                        624,175

                                                                ---------
Net Cash raised by Financing Activities                           645,606
                                                                ---------

Net Increase in Cash and Cash Equivalents                             327
                                                                =========

Net Change in Cash                                                    327
Cash at Beginning of Period                                             0
                                                                ---------
Cash at End of Period                                           $     327
                                                                =========

Supplemental Disclosure of
Cash Flow Information
Cash Paid During the Period for
Interest Expense                                                $       0
Shares issued for acquisition                                   $       0
                                                                =========

                               EVOLVE ONCOLOGY INC
                        STATEMENT OF STOCKHOLDERS' EQUITY


                                   Common Stock               Additional     Accumulated      Accumulated      Stockholders'
                              ------------------------         Paid-in         Deficit           Other            Equity/
                              # of Shares       Value          Capital                       Comprehensive       (Deficit)
                                                                                             Income/(Loss)
                              -----------     --------       -----------     -----------      -----------      -----------
Balance at August 31, 2003     16,581,492       10,581         1,478,176        (272,909)          (8,133)       1,213,715

Net loss for the quarter
November 30, 2003                      --           --                --        (321,900)              --         (321,900)

Shares issued during the
Period
November 30, 2003                 350,000          350           262,150              --               --          262,500

Balance at end of quarter
November 30, 2003              16,931,492       15,931         1,740,326        (594,809)          (8,133)       1,154,315

Net loss for the quarter
February 29, 2004                      --           --                --        (242,337)              --         (242,337)

Shares issued during the
Period
February 29, 2004               4,500,000        4,500        15,966,000              --               --       15,970,500

Balance at end of
Quarter
February 29, 2004              21,431,492       21,431        17,706,326        (837,146)          (8,133)      16,882,478


The accompanying accounting policies and notes form an integral part of these financial statements.

Evolve Oncology Inc - NOTES TO THE FINANCIAL STATEMENTS - February 2, 2004

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A. NATURE OF BUSINESS

On February 2, 2004 Evolve Oncology Inc. ("the Company") acquired all the issued and outstanding stock of Antibody Technologies Inc in exchange for 4,5000,000 shares of common stock. Antibody Technologies has not traded but has licenses to develop certain pharmaceutical products from Queen Mary University of London.

B. PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, EU Laboratories Limited up to the date of acquisition of Antibody Technologies Inc.

Under accounting principles generally accepted in the United States of America, the Acquisition is considered to be a business combination. The trading of Antibody Technologies will be included in all future reporting. Goodwill on the acquisition is recorded at the fair value of the newly issued common stock of the Company less the fair value of the net assets acquired.

C. REVENUE RECOGNITION

The Company recognizes income when products are shipped.

D. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. The amounts estimated could differ from actual results. Significant estimates in the financial statements include the assumption that the Company will continue as a going concern.

NOTE 2. RECENT ACCOUNTING PRONOUNCEMENTS

On June 29, 2001, the Financial Accounting Standards Board (FASB) approved for issuance Statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. Major provisions of these Statements are as follows: all business combinations initiated after June 30, 2001 must use the purchase method of accounting; the pooling of interest method of accounting is prohibited except for transactions initiated before July 1, 2001; intangible assets acquired in a business combination must recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability; goodwill and intangible assets with indefinite lives are not amortized but are tested for impairment annually, except in certain circumstances, and whenever there is an impairment indicator; all acquired goodwill must be assigned to reporting units for purposes of impairment testing and segment reporting; effective January 1, 2002, goodwill will no longer be subject to amortization.

As permitted the Company has adopted SFAS 141, therefore the goodwill generated on the acquisition of EU laboratories Ltd will not be amortized in future periods but tested for impairment annually.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" (Statement 143). Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. We are required to adopt Statement 143, for the year beginning March 1, 2002. The adoption of Statement 143 did not have a material effect on our consolidated financial position or results of operations.

The FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," in August 2001. SFAS No. 144, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of, supersedes SFAS No. 121 and is effective for fiscal years beginning after December 15, 2001. The adoption of SFAS No. 144 on March 1, 2002 did not have a material effect on our consolidated financial position or results of operations.

NOTE 3 - BASIS OF PRESENTATION

The financial statements presented herein reflect, in the opinion of management, all material adjustments consisting only of normal recurring adjustments necessary for a fair presentation of the financial position, results of operations and cash flow for the interim periods.

Income Taxes
The Company accounts for income taxes using an asset and liability approach for financial accounting and reporting purposes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. In the accounting period no income tax liability was incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. The amounts estimated could differ from actual results.

Net Loss Per Common Share

Net loss per common share, basic and dilutive, has been computed using common shares issued and outstanding. The company has no potential dilutive securities.

 Recent Accounting Pronouncements

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" (Statement 143). Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. We are required to adopt Statement 143, for the year beginning January 1, 2002. The adoption of Statement 143 is not expected to have a material effect on our consolidated financial position or results of operations.

The FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," in August 2001. SFAS No. 144, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of, supercedes SFAS No. 121 and is effective for fiscal years beginning after December 15, 2001. While the Company is currently evaluating the impact the adoption of SFAS No. 144 will have on its financial position and results of operations, it does not expect such impact to be material.

NOTE C - BASIS OF PRESENTATION AND REALIZATION OF ASSETS

The Company's viability as a going concern is dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses, primarily reflects the operations of its early stage.

The Company requires additional capital principally to meet its costs for the implementation of its business plan. Should the Company's business plan fail to be successful then it is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding.

Based on our operating plan, we are seeking arrangements for long-term funding through additional capital raising activities. The Company is actively reviewing various avenues to raise finance and we are currently visiting with and meeting a number of potential investors.

NOTE F - LONG TERM DEBT

The Company has no long term debt.

NOTE G - PROVISION FOR INCOME TAXES

The Company does not have any taxable income and accordingly no tax expense has been recorded.

NOTE H - COMMITMENT

The Company has no commitments relating to any rental agreements.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS:

I have reviewed the accompanying Balance Sheet of Evolve Oncology, Inc., as of February 2, 2004 related Income Statement and the statement of Cash Flows for the period then ended. These Financial Statements are the responsibility of the Corporation's Management.

I conducted my review in accordance with generally accepted review standards. Those standards require that I perform the review to obtain reasonable assurance about whether the Financial Statements are free from a material misstatement. A review includes examining, on a test basis, evidence supporting the amounts and disclosures in the Financial Statements. A review also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Financial Statement presentation.

Very truly yours,

/s/ Frank Hanson
Frank E. Hanson, C.P.A

                                  End of Filing